Defined contribution plan	12 Months Ended
Dec. 31, 2019
Defined Contribution Plan [Abstract]
Defined contribution plan
2 3 .	Defined contribution plan
Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries, VIEs and VIEs’ subsidiaries of the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefit expenses, which were expensed as incurred, were approximately RMB28,870, RMB34,225 and RMB29,936 for the years ended December 31, 2017, 2018 and 2019.